*NOTE THAT THE NAME OF THE "OWNER" WILL CHANGE TO ACCORD WITH THE FACTS.

                          STANDARD FORM OF STORE LEASE
                    THE REAL ESTATE BOARD OF NEW YORK, INC.

AGREEMENT OF LEASE, made as of this                         day of
                19            , between

         *REVLON CONSUMER PRODUCTS CORPORATION, A DELAWARE CORPORATION

party of the first part, hereinafter referred to as OWNER, and/or Landlord, and

               THE COSMETIC CENTER, INC., A DELAWARE CORPORATION

party of the second part, hereinafter referred to as TENANT,

     WITNESSETH: Owner hereby leases to Tenant and Tenant hereby hires from Owner the premises depicted on the attached Schedule A (the "premises" or the "demised premises") in the building known as
                                                  (the "Building" or "building")
in the                                            , for the term of one (1) year
(or until such term shall sooner cease and expire as hereinafter provided) to
commence on the                                                      day of date
hereof nineteen hundred and               , and to end on the                day
of                            and                          both dates inclusive,
at an annual rental rate of
which tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance of the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof unless expressly provided for in this Lease.

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

     RENT: 1. Tenant shall pay the rent as above and as hereinafter provided.

     OCCUPANCY: 2. Tenant shall use and occupy demised premises for the retail sale of cosmetics, fragrances, toiletries, health and beauty aids and jewelry and for the sale of such other items and services as are sold in a majority of Tenant's other cosmetic stores.

and for no other purpose. Tenant shall at all times conduct its business in a high grade and reputable manner, shall not violate Article 37 hereof, and shall keep show windows and signs in a neat and clean condition.

     ALTERATIONS: 3. Tenant shall make no changes exterior or structural in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved in each instance by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may reasonably require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within 30 days thereafter, at Tenant's expense, by payment or filing the bond required by law. All fixtures and all panelings, partitions, railings and installations other than trade fixtures installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises. Nothing in this article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, movable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installation as may be required by Owner. Tenant shall immediately and at its expense, repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner at Tenant's expense.

     REPAIRS: 4. Owner shall maintain and repair the public portions of the building, both exterior and interior, except that if Owner allows Tenant to erect on the outside of the building a sign or signs, or a hoist, lift or sidewalk elevator for the exclusive use of Tenant, Tenant shall maintain such exterior installations in good appearance and shall cause the same to be operated in a good and workmanlike manner and shall make all repairs thereto necessary to keep same in good order and condition, at Tenant's own cost and expense, and shall cause the same to be covered by the insurance provided for hereafter in Article 8. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein, and the sidewalks adjacent thereto, and at its sole cost and expense, make all non-structural repairs thereto as and when needed to preserve them in good working order and condition, reasonable wear and tear, obsolescence and damage from the elements, fire or other casualty, excepted. If the demised premises be or become infested with vermin, Tenant shall at Tenant's expense, cause the same to be exterminated from time to time to the reasonable satisfaction of Owner. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for the diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner. Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building including the erection or operation of any crane, derrick or sidewalk shed, or in or to the demised premises or the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall be not entitled to any set off or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other Casualty which are dealt with in Article 9 hereof.

     WINDOW CLEANING: 5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

     REQUIREMENTS OF LAW, FIRE INSURANCE: 6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenants' sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant, Tenant's operations in the demised premises or to those portions of the demised premises which Tenant is required to repair and maintain, or with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease). Except as provided in Article 29 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall pay all costs, expenses, fines, penalties or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article. If the fire insurance rate shall, at the beginning of the lease or at any time thereafter, be higher than it otherwise would be by reason of a change in the nature or manner of Tenant's operations in the demised premises from that heretofore conducted by PFC (as defined in Article 40 of the Rider), then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant to comply with the terms of this article or change in operations. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate then applicable to said premises.

     SUBORDINATION: 7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.

     TENANT'S LIABILITY INSURANCE PROPERTY LOSS, DAMAGE, INDEMNITY: 8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused be operations in construction of any private, public or quasi public work. Tenant agrees, at Tenant's sole cost and expense, to maintain general public liability insurance in standard form in favor of Owner and Tenant against claims for bodily injury or death or property damage occurring in or upon the demised premises, effective from the date Tenant enters into possession and during the term of this lease. Such insurance shall be in an amount and with carriers reasonably acceptable to the Owner. Such policy or policies shall be delivered to the Owner. On Tenant's default in obtaining or delivering any such policy or policies or failure to pay the charges therefor and the continuation of such default for more than five (5) business days after notice from Owner to Tenant, Owner may secure or pay the charges for any such policy or policies and charge the Tenant as additional rent therefor. Tenant's liability under this lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any subtenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

     DESTRUCTION, FIRE, AND OTHER CASUALTY: 9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premised are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable and (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant given within 90 days after such fire or casualty or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property to the extent reasonably deemed necessary by Owner to enable Owner to perform Owner's repair work. Tenant's liability for rent shall resume thirty (30) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy or the date on which Tenant reopens for business from the damaged area, whichever shall first occur. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d) and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing such a release or waiver shall not invalidate the insurance. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances installed by or for Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

     EMINENT DOMAIN: 10. If the whole or any material part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term and provided further such claim does not reduce Owner's award.

     ASSIGNMENT MORTGAGE, ETC.: 11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate tenant or the majority partnership interest of a partnership tenant shall be deemed an assignment, except that the transfer by Owner or any of its affiliates of a majority of the stock of Tenant shall not require the consent of Owner under this Lease. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of the covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

     ELECTRIC CURRENT: 12. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

     ACCESS TO PREMISES: 13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times after reasonable notice to Tenant in the circumstances to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform, in the premises, following Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease after the giving of any notice and the passage of any cure period to which Tenant is entitled under this Lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein, provided they are concealed within the walls, floors or ceiling, wherever practicable. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term or during the period following the giving of an Early Termination Notice for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of term Tenant shall have removed all or substantially all of Tenant's property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder. Owner shall have the right at any time, without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the building and to change the name, number or designation by which the building may be known if such changes will not materially adversely affect the operation of Tenant's business in the Premises.

     VAULT, VAULT SPACE, AREA: 14.  [INTENTIALLY OMITTED]

     OCCUPANCY: 15. Tenant will not at any time use or occupy the demised premises in violation of Articles 2 or 37 hereof, or of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations whether or not of record.

     BANKRUPTCY: 16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Landlord by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

     (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be re-let by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

     DEFAULT: 17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under Section 365 of Title II of the U.S. Code (Bankruptcy Code); or if Tenant shall fail to move into or take possession of the premises within thirty (30) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; then, in anyone or more of such events, upon Owner serving a written thirty (30) days notice upon Tenant specifying the nature of said default and upon the expiration of said thirty
(30) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said thirty (30) day period, and if Tenant shall not have diligently commenced curing such default within such thirty (30) day period, and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, then Owner may serve a written five (5) days notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days, this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

     (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if ten (10) days after notice by Owner that Tenant is in default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end.

     REMEDIES OF OWNER AND WAIVER OF REDEMPTION: 18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration. (b) Owner may re-let the premises or any part or parts thereof or may re-let all or parts of the premises together with other space either in the name of Owner or otherwise, for a term of terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgement, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rent collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant or any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

     FEES AND EXPENSES: 19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder, and if Owner, in connection therewith or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorney's fees, in instituting, prosecuting or defending any actions or proceeding and prevails in any such action or proceeding, such sums so paid or obligations incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor, and if Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

     NO REPRESENTATIONS BY OWNER: 20. Neither Owner nor Owner's agent have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation, or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition, and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

     END OF TERM: 21. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and tear and casualty damage excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

     QUIET ENJOYMENT: 22. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease.

     FAILURE TO GIVE POSSESSION: 23. [INTENTIONALLY OMITTED]

     NO WAIVER: 24. The failure of either party to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent and/or additional rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed in acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

     WAIVER OF TRIAL BY JURY: 25. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding, including a counterclaim under Article 4 except for statutory mandatory counterclaims so long as such counterclaim is not deemed "compulsory" under applicable court rules of civil procedure; and Tenant is permitted to bring a separate action against Owner based on any such claim.

     INABILITY TO PERFORM: 26. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused when, in the judgment of Owner, temporary interruption of such services is necessary by reason of accident, mechanical breakdown, or to make repairs, alterations or improvements.*

*For purposes of this Paragraph 26, "temporary" shall mean 2 consecutive
 Business Days.

      BILLS AND NOTICES: 27. [INTENTIONALLY OMITTED]

      WATER CHARGES: 28. [INTENTIONALLY OMITTED]

      SPRINKLERS: 29. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the Insurance Services Office or any bureau, department or official of the federal, state or city government require or recommend the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of a change in the nature or manner of Tenant's operations in the demised premises from that heretofore conducted by PFC (as defined in Article 40 of the Rider), or if any such sprinkler system become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company by reason of a change in the nature or manner of Tenant's operations in the demised premises from that heretofore conducted by PFC (as defined in Article 40 of the Rider). Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature.

      ELEVATORS, HEAT, CLEANING: 30. As long as Tenant is not in default under any of the covenants of this lease beyond the applicable grace period provided in this lease for the curing of such defaults, Owner shall, if and insofar as existing facilities permit furnish heat to the demised premises, when and as required by law in the same manner and during the same hours of operation as heretofore furnished to PFC. Tenant shall at Tenant's expense, keep demised premises clean and in order, to the reasonable satisfaction to Owner. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Owner, are necessary for the proper operation of the building.

      SECURITY: 31. [INTENTIONALLY OMITTED]

      CAPTIONS: 32. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

      DEFINITIONS: 33. The term "Owner" as used in this lease means only the Owner, or the mortgagee in possession, for the time being of the land and building (or the Owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it is shall be deemed and construed without further agreement between the parties of their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays, Sundays and all days designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

      ADJACENT EXCAVATION-SHORING: 34. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

      RULES AND REGULATIONS: 35. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules and regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

      GLASS: 36. Tenant shall replace, at the expense of Tenant any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises.

      PORNOGRAPHIC USES PROHIBITED: 37. Tenant agrees that the value of the demised premises and the reputation of the Owner will be seriously injured if the premises are used for any obscene or pornographic purposes or any sort of commercial sex establishment. Tenant agrees that Tenant will not bring or permit any obscene or pornographic material on the premises, and shall not permit or conduct any obscene, nude, or semi-nude live performances on the premises, nor permit use of the premises for nude modeling, rap sessions, or as a so called rubber goods shops, or as a sex club of any sort, or as a "massage parlor." Tenant agrees further that Tenant will not permit any of these uses by any sublessee or assignee of the premises. This Article shall directly bind any successors in interest to the Tenant. Tenant agrees that if at any time Tenant violates any of the provisions of the Article, such violation shall be deemed a breach of a substantial obligation of the terms of this lease and objectionable conduct. Pornographic material is defined for purposes of this Article as any written or pictorial manner with prurient appeal or any objects of instrument that are primarily concerned with lewd or prurient sexual activity. Obscene material is defined here as it is in Penal law (section mark)235.00.

      ESTOPPEL CERTIFICATE: 38.

      SUCCESSORS AND ASSIGNS: 39. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.




     40. "AS IS". Tenant acknowledges that its predecessor in interest, Prestige Fragrance and Cosmetics, Inc., a Delaware corporation ("PFC") has been in
possession of the demised premises since      . Tenant will continue in
possession as PFC's successor by merger, and accepts possession AS-IS and with all defects. Tenant warrants and represents that there are no express or implied warranties, representations or agreements on the part of Landlord with reference to the condition or usability of the demised premises or for the purposes for which Tenant intends to use the same. Landlord shall not be required to repair, renovate, restore or redecorate the demised premises at any time during the term of this Lease, except as expressly provided in this Lease.

     41. OPTIONS. Provided Tenant shall not be in default of any provision of this Lease, Tenant shall have the right to extend the term of this Lease for nine (9) additional periods of one (1) year each (each such right being hereinafter called a "Renewal Right"). Each additional one-year period is herein called a "Renewal Term". The first Renewal Term shall commence on the calendar day following the initial expiration date of this Lease and shall expire on the first anniversary of the initial expiration date of this Lease. Each subsequent Renewal Term shall commence on the calendar day following the expiration of the prior Renewal Term and shall expire on the first anniversary of the expiration date of the prior Renewal Term. Tenant shall be deemed to have exercised each Renewal Right unless Tenant shall have given written notice to Landlord of Tenant's election not to exercise such right at least ninety (90) days prior to the expiration date of the then current term, time being of the essence with regard to such date; provided, however, that the continued existence and effectiveness of the Renewal Rights are subject to the condition that during the ninety (90) day period immediately preceding the commencement of a Renewal Term Tenant is not in default under this Lease. Unless the Tenant shall timely give notice of non-renewal to Landlord, this Lease shall be extended for one Renewal Term upon all the same provisions contained in this Lease, except that the annual rent payable monthly in advance under this Lease during each Renewal Term shall be 105% of the annual rent in effect for the immediately preceding term. If Tenant gives notice of non-renewal in compliance herewith, or if the Renewal Rights expire due to Tenant's default, no subsequent Renewal Right shall be valid or effective, but this Lease shall terminate at the end of the then-current term or Renewal Term. Expiration of the Renewal Rights shall be in addition to all other rights and remedies of Landlord for Tenant's default under this Lease.

     42. EARLY TERMINATION. (A) Upon the terms and conditions set forth below, a party shall be entitled to terminate this Lease by giving the other party prior written notice of such termination ("Early Termination Notice"). Any Early Termination Notice given under this Lease shall specify the effective date thereof ("Effective Date"). Upon the Effective Date, the term of this Lease shall end and expire as if such Effective Date were the date originally set for the expiration of the term of this Lease, and upon such date, Tenant shall quit and surrender the demised premises to Landlord in the condition required by this Lease. No Renewal Rights shall survive the giving of an Early Termination Notice by either party. Time shall be of the essence with regard to Tenant's surrender of the premises on the Effective Date.

     (B) The Landlord shall be entitled (but not obligated) to give an Early Termination Notice as follows:

          (i) If at any time during the Term or any Renewal Term of this Lease, Landlord enters into an agreement for the sale or lease of the Building with a third party unaffiliated with Landlord, then Landlord may give an Early Termination Notice. The Effective Date of such Early Termination Notice shall be the earlier of (a) five (5) Business Days before the delivery of possession by Landlord under such lease or agreement for sale, or (b) one hundred eighty (180) days after the giving of such notice. For purposes hereof, a sale of assets, sale of stock, merger or other transaction in which control of Landlord or the Building is to be conveyed to such a third party shall constitute a "sale" of the Building.

          (ii) If at any time during the Term or any Renewal Term of this Lease, Landlord ceases or substantially diminishes its operations in the portion of the Building in which the Premises are located (a "Cessation of Operations"), then Landlord may give an Early Termination Notice. The Effective Date of such Early Termination Notice shall be at least one hundred twenty (120) days after the giving of such notice; provided, however, that if such Effective Date would fall during the period between Thanksgiving Day and December 31 (the "Holiday Deferral Period") then the Effective Date shall automatically become the first Business Day following the Holiday Deferral Period.

          (iii) If at any time, following the expiration of the first Renewal Term but before the expiration of the third Renewal Term of this Lease, an agreement for a "change in control" of Tenant shall be entered into, or a "change in control" of Tenant shall occur, then Landlord may give an Early Termination Notice. The Effective Date of such Early Termination Notice shall be at least one (1) calendar year following the giving of such notice. A "change in control" of Tenant for purposes of this Lease shall be deemed to have taken place if (A) Landlord or any of its affiliates (as such term is defined in Article 46 of this Rider) no longer have the power to vote, directly or indirectly, whether through record or beneficial ownership, a voting trust arrangement, or other contractual arrangement, a majority of the voting power of the outstanding shares of Tenant, or (B) all or substantially all of Tenant's assets are sold to any person other than an affiliate of Landlord. For purposes of this Article 42, a "person" includes an individual, corporation, partnership, trust, association, joint venture, pool, syndicate, unincorporated organization, joint stock company, or similar organization or group acting in concert. A "person" for these purposes shall be deemed to be a "beneficial owner" as that term is used in Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

          (iv) If at any time following the expiration of the third Renewal Term of this Lease an agreement for a change in control of Tenant shall be entered into or a change in control of Tenant shall occur, then Landlord may give an Early Termination Notice. The Effective Date of such Early Termination Notice shall be at least one hundred eighty (180) days following the giving of such notice.

     (C) The Tenant shall be entitled (but not obligated) to give an Early Termination Notice as follows:

          (i) If at any time during the Term of this Lease a Cessation of Operations by Landlord occurs, then Tenant may give an Early Terminaton Notice. The Effective Date of such Early Termination Notice shall be at least ninety (90) days following the giving of such notice.

          (ii) Tenant may give an Early Termination Notice during any Renewal Term of this Lease, and the Effective Date of such notice shall be at least ninety (90) days following the giving of such notice.

     43. MISCELLANEOUS. With respect to any provision of this Lease which provides, in effect, that Landlord shall not unreasonably withhold or unreasonably delay or condition any consent or approval, Tenant in no event shall be entitled to make, nor shall Tenant make, any claim, and Tenant hereby waives any claim, for money damages, nor shall Tenant claim any money damages by way of set-off, counterclaim or defense based upon any claim or assertion by Tenant's that Landlord has unreasonably withheld, delayed or conditioned any consent or approval. Tenant's sole remedy shall be an action or proceeding to enforce any such provision, or for specific performance, injunction or declaratory judgment.

     44. LANDLORD'S LIABILITY. Tenant agrees that the liability of Landlord under this Lease and all matters pertaining to or arising out of the tenancy and the use and occupancy of the demised premises shall be limited to Landlord's interest in the Building of which the demised premises form a part, and in no event shall Tenant make any claim against or seek to impose any personal liability upon any general or limited partner of any partnership, or any shareholder, director, officer, employee or agent of any firm or corporation that may now be or hereafter become the Landlord.

     45. ADDITIONAL RENT. In addition to the annual rent payable under this Lease, all other charges, sums and amounts payable by Tenant under this Lease shall be deemed to be additional rent hereunder, whether or not the same may be designated as such, and shall be due and payable within thirty (30) days after demand therefor (or such earlier or later time as may be elsewhere specifically provided in this Lease), and Landlord shall have the same rights and remedies upon Tenant's failure to pay any additional rent as for the non payment of the annual rent reserved under this Lease. Tenant's obligation to pay any and all additional rent and Landlord's and Tenant's obligations to make adjustment of additional rent referred to in this Lease shall survive any expiration or termination of this Lease.

     46. SPECIAL USE PROVISIONS. Tenant acknowledges and agrees that the demised premises has heretofore been and shall continue to be used as a retail store for the sale of cosmetics to the public and to employees of Landlord and its affiliates. Tenant agrees to provide the employees of Landlord and its affiliates (hereinafter defined) with the same discounts on sale and other preferential treatment with which Tenant provides its own employees from time to time. Tenant shall be entitled to demand presentation of a valid and current employer identification card or equivalent evidence of employment before granting such discount or other preferential treatment. Such preferential treatment may include, but not be limited to, special pricing or discounts on items sold. For purposes of this Lease, an "affiliate" shall mean any entity controlling, controlled by, or under common control with Landlord.

     47. FORCE MAJEURE. In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, labor troubles, inability to procure labor or materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war, acts of God, fire or other casualty or other reason of a similar or dissimilar nature beyond the reasonable control of the delayed party, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. The provisions of this Article shall not operate to excuse Tenant from the prompt payment of rent or any other payments required by the terms of this Lease and shall not operate to extend the Term or any Renewal Term. Delays or failures to perform resulting from lack of funds shall not be deemed delays beyond the reasonable control of a party.

     48. NOTICES. All notices or demands which either party hereto either is required to or may desire to serve upon the other shall be in writing and shall be sufficiently served upon such other party, by (a) mailing a copy thereof by certified or registered mail, postage prepaid, return receipt requested, addressed to the party to whom the notice is directed at the "Notice Address" of such party or (b) by a reliable overnight courier (such as Federal Express), all charges prepaid, furnishing a receipt upon delivery, and addressed to the party to whom the notice is addressed at the Notice Address of the part. The Notice Address of each party is:

              Landlord: 625 Madison Avenue
                        New York, N.Y. 10022
                        Attn: Vice President for Real Estate

              Tenant: __________________________________________________________

              ------------------------------------------------------------------

              ------------------------------------------------------------------

The addresses to which notices and demands shall be delivered or sent may be changed from time to time by notice served, as hereinbefore provided, by either party upon the other party. Unless otherwise provided for herein, notice shall be deemed to have been served at the earlier of the date received or refused or three (3) days following deposit in the U.S. mail or one (1) day following delivery to overnight courier, both as aforesaid. Notice from an attorney acting on behalf of a party shall be deemed to be notice from such party.

     49. ESTOPPEL. Either party shall, without charge, at any time hereafter, within twenty (20) Business Days after receipt of written request from the other, certify by written instrument, duly executed and acknowledged, to any ground lessee, mortgagee or purchaser the following: (a) whether this Lease has been supplemented or amended, and if so, the substance and manner of such supplement or amendment; (b) the existence of any default under this Lease as to which such party is aware on the part of the nonexecuting party, and, if so, a description of such default; (c) the commencement date and the expiration date of the Term and any Renewal Term this Lease and the existence of any Renewal Rights hereunder; (d) Any other factual matters specifically concerning this Lease as may reasonably be so requested. Any such certificate may be relied upon by the addressee thereof and shall be binding upon the certifying party as against such addressee.

     50. DISPUTE-NON-WAIVER. If a dispute shall arise with respect to the performance of any obligation under this Lease including an obligation to pay money, the performance of such obligation under protest shall not be regarded as voluntary performance or waive the right of the protesting party to recover any amount so paid.

     51. ABATEMENT. Except as otherwise expressly provided for to the contrary elsewhere in this Lease, whenever the premises are rendered unusable or access to the same is materially impaired by reason of the acts or omissions of the Owner, its agents, contractors or employees, or by reason of Owner's making any repairs or alterations to the premises, and the fixtures therein, or the Building, then and in each and all such cases, if Tenant is unable to conduct its business in the premises due to the premises being rendered unusable, then for each day the Tenant is unable to conduct its business due to the unusability of the Premises, Tenant's rent and additional rent shall be abated.

     52. LEASEHOLD IMPROVEMENTS. Notwithstanding anything in this Lease to the contrary, Tenant shall retain an interest in the leasehold improvements for the purpose of capital depreciation during the Term of the Lease or until earlier termination, provided, however, that all such leasehold improvements shall revert to the Owner upon expiration or earlier termination of this Lease.

     53. ATTORNEYS' FEES. In the event either party hereto brings or commences legal proceedings to enforce any of the terms of this Lease, the successful party in such action shall then be entitled to receive and shall receive from the other of said parties, in every such action commenced, a reasonable sum as attorneys' fees and costs, to be fixed by the court in the same action, provided that such sum shall be based solely on reimbursement for payment by the other party calculated at standard hourly rates and not upon any recovery or award constituting a percentage or "contingency" fee.

     54. BROKER. Owner and Tenant represent and warrant to each other that they have dealt with no broker or finder, licensed or otherwise, in connection with this Lease. Each party agrees to indemnify and hold the other harmless from and against any costs arising from a breach of their respective warranties contained in this Article 54.

     55. CASUALTY. A. In the event that a portion of the Building other than the premises is damaged by fire or other casualty such that access to the premises is materially impaired then Tenant shall be entitled to an abatement of rent for each day that such access is so materially impaired. Such period of time is herein known as the "Abatement Peiod". During the Abatement Period, Tenant shall pay all rent as set forth herein and only upon the expiration of the Abatement Period shall Tenant be entitled to a refund of rent in accordance with the following formula. Such refund to be received by Tenant shall equal the rent paid for said Abatement Period less the product of the rent paid for the Abatement Period and a fraction, (a) the numerator of which is the amount of the gross sales revenues received by Tenant from sales made at the premises during the Abatement Period plus the amount of proceeds, if any, of business interruption or similar insurance payable to Tenant or, if Tenant self-insures as to such matters, the amount, if any, which would have been payable by such insurance, and (b) the denominator of which is the amount of the gross sales revenues received by Tenant from sales made at the premises during the identical period in the year immediately preceding the casualty. Said refund, if any, shall be paid within 60 days following the date on which Tenant has furnished Owner evidence reasonably satisfactory to Owner regarding availability of insurance proceeds and gross sales information. Notwithstanding anything to the contrary hereinabove, in no event shall the refund as calculated herein reduce the total rent to be paid by Tenant to Owner for the Abatement Period to a sum which is less than three percent (3%) of Tenant's gross sales revenue during such Abatement Period.

     B. Anything in this Article to the contrary notwithstanding, if the repair and restoration provided for herein is not commenced within one hundred eighty
(180) days from the date of the casualty, or once commenced, if said repair or restoration is not completed within nine (9) months of the date of commencement of such restoration, Tenant may terminate this Lease at anytime thereafter until such restoration is complete upon thirty (30) days' prior written notice to Owner.

     C. If the premises are partially damaged by casualty, or if as a result of such casualty access to the premises is substantially impaired, and Tenant in the exercise of its reasonable judgment determines that the business cannot be properly operated from the portion of the premises which is undamaged or with limited access, Tenant shall have the right to fully cease doing business and be entitled to a full abatement of rent for the period during which Tenant was rendered unable to operate by reason of the unusability of the Premises.

     56. COMMON AREA. During the Term of this Lease, Tenant and its customers, agents, employees, licensees and other invitees shall be entitled to the non-exclusive use (in common with all others having rights therein, including, without limitation, Owner and its tenants and licensees and all those granted rights therein and their respective successors, assigns and customers, agents, employees, licensees and other invitees of any and all of them) of the Common Areas of the Building for their intended purposes.

     57. CONDEMNATION. A. In the event fifty percent (50%) or more of the gross leasable floor area of the Building shall be taken under the power of eminent domain, notwithstanding that the premises shall be unaffected by such taking, Owner shall have the right, to be exercised by written notice to Tenant within Thirty (30) days after said taking, to terminate this Lease. Owner's right of termination shall be conditioned upon Owner terminating the leases of all other tenants in the Building.

     B. Nothing contained herein shall be construed to preclude Tenant from prosecuting any claim directly against the condemning authority for loss of business and depreciation to, damage to, cost of removal of, and value of, Tenant's stock and trade, fixtures, furniture and other personal property so long as no such claim by Tenant shall diminish or otherwise adversely affect Owner's award.

     58. OWNER'S DEFAULT. If Owner fails to make any repairs or do any work required of the Owner by the provisions of this Lease, or in any other respect fails to perform any material obligation under the Lease to be performed by Owner, then and in any such event, Tenant, after the continuance of any such failure or default for thirty (30) days (or 24 hours in the case of an emergency) after notice in writing specifying the nature of such failure or default is given by Tenant to Owner, may (but this shall not be deemed to impose an obligation upon Tenant so to do) cure such defaults on behalf of and at the reasonable expense of Owner, and do all necessary work and make all necessary payments in connection therewith, including but not limited to the payment of any reasonable fees, costs and charges of or in connection with any legal action which may have been brought by Tenant to enforce its rights under this Article
58. Owner shall promptly pay to Tenant the amount so paid by the Tenant. Tenant shall have no right to deduct or offset against rent or amounts otherwise payable by Tenant under this Lease any amount owed by Owner under this Article 58 unless and until such time as Tenant obtains a final and non-appealable court judgment ordaining such deduction against Owner.

     59. ENVIRONMENTAL [A&B ARE FOR N.J. STORES ONLY]

     A. HAZARDOUS WASTES. Tenant shall not engage in operations at the Premises or in the Building which involve the generation, manufacture, refining, transportation, treatment, storage, handling or disposal of "hazardous substances" or "hazardous wastes", as such terms are defined under the Industrial Site Recovery Act, N.J.S.A. 13:1K-6 et seq. ("ISRA"); provided, that Tenant may maintain on the Premises, incidentally to its permitted use under this Lease, reasonable quantities of toners, solvents and other supplies for use for photocopying and other customary office equipment (which substances may constitute "hazardous substances" under ISRA); and provided further, that the extent of such storage and use shall not exceed the "de minimis" threshold under N.J.A.C. 7:26B-10.1 et seq. or adversely affect Landlord's ability to obtain an ISRA non-applicability letter with respect to Tenant's tenancy. Tenant further covenants that it will not cause or permit to exist as a result of an intentional or unintentional action or omission on its part, the releasing, spilling, leaking, pumping, pouring, emitting, emptying or dumping from, on or about the Building or the land on which it is located of any hazardous substances (as such term is defined under N.J.S.A. 58:10-12.11(b) (d) and N.J.A.C. 7:1-3.3).

     B. ISRA COMPLIANCE. Tenant shall, at Tenant's own expense, comply with ISRA and the regulations promulgated thereunder to the extent ISRA is applicable to Tenant. Tenant shall, at Tenant's own expense, make all submissions to provide all information to, and comply with all requirements of the Bureau of Industrial Site Evaluation ("the Bureau") of the New Jersey Department of Environmental Protection ("NJDEP"). Should the Bureau or any other division of NJDEP determine that a cleanup plan be prepared and that a cleanup be undertaken because of any spills or discharges of hazardous substances or wastes at the Premises which occur during the term of this Lease as a result of the act or omission of Tenant, its agents, contractors or employees, or its invitees after the date hereof, then Tenant shall, at Tenant's own expense, prepare and submit the required plans and financial assurances, and carry out the approved plans. Tenant's obligations under this paragraph shall arise if there is any closing, terminating or transferring of operations of an industrial establishment at the Premises pursuant to ISRA. Upon Tenant's request, Landlord shall provide reasonable cooperation in connection with Tenant's obligation to comply with ISRA. At no expense to Landlord, Tenant shall promptly provide all information reasonably required by Landlord for preparation of non-applicability affidavits and shall promptly review, revise as necessary and sign such affidavits when requested by Landlord. Tenant shall indemnify, defend and save harmless Landlord from all fines, suits, procedures, claims and actions of any kind arising out of or in any way connected with any spills or discharges of hazardous substances or wastes at the Premises as a result of the act or omission of Tenant, its agents, contractors or employees, or its invitees after the date hereof, which occur during the term of this Lease; and from all fines, suits, procedures, claims and actions of any kind arising out of Tenant's failure to provide all information, make all submissions and take all actions required by ISRA, the Bureau or any other division of NJDEP. Tenant's obligations and liabilities under this paragraph shall continue so long as Landlord remains responsible for any spills or discharges of hazardous substances or wastes at the Building which occur during the term of this Lease. Tenant's failure to abide by the terms of this paragraph shall be subject to equitable relief.

     C. Owner hereby agrees to protect, defend, indemnify and hold Tenant harmless from and against all claims, liabilities, penalties, costs, fines, damages and expenses, including, but not limited to, costs and expenses which Tenant is obligated to incur to correct or remedy the situation, the costs of defending civil enforcement actions, the cost of participating in regulatory proceedings, or any other civil or administrative action, including without limitation, attorneys' and expert fees and disbursements, directly or indirectly incurred by Tenant arising out of: the presence of any Hazardous Materials in or about the premises or the Building (except those which are stored, used, generated, installed or disposed of by Tenant or its employees or invitees). Owner and Tenant agree that it is their intention that Tenant shall have no liability or responsibility for damage or injury to human health, economic losses or damage to the environment or natural resources caused by, or otherwise relating to Hazardous Materials located on or at the Premises or the Building which were not stored, used, generated, installed or disposed of by Tenant or its employees or invitees. This indemnification shall survive the termination of the Lease.

     D. The term "Hazardous Matrials" shall also mean: (a) polychlorinated byphenyls ("PCBs") or "PCB items" (as defined in 40 C.F.R. Sec. 761.3) or any equipment which contains PCB's; (b) stored, leaked or spilled petroleum products; or (c) any other chemical, material or substance (i) which is regulated as a "toxic substance" (as defined by the Toxic Substance Control Act, 15 U.S.C. Sec. 2601 et seq., as amended), (ii) which is a "hazardous waste" (as defined by the Resource Conservation and Recovery act, 42 U.S.C. Sec. 6901 et seq., as amended), (iii) which is a "hazardous substance" (as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), 42 U.S.C. Sec. 9601 et sec., as amended), or (iv) exposure to which is prohibited, limited or regulated by any federal, state, county, regional, local or other governmental statute, regulation, ordinance or authority or which, even if not so regulated, may or could pose a hazard to the health and safety of the occupants of or invitees to the premises, or the owners, tenants or occupants of the Building or the property adjacent to the Building.

     60. EXCLUSIVE. Notwithstanding anything to the contrary contained in this Lease, during the term of this Lease, including any extension thereof, Owner covenants not to permit any other portion of the Building to be used for the retail sale of cosmetics and fragrances. In the event of a breach of Owner's agreement set forth in this Article, the total actual damages resulting to Tenant therefrom will be extremely difficult or impractical to ascertain. Therefore, Tenant, at Tenant's election and as its sole an exclusive remedy for such breach may (a) termimate this Lease upon prior written notice to Owner, which notice shall be given by Tenant not less than ninety (90) days prior to the effective date thereof; or (b) from and after the date of such breach and until such breach is cured, in lieu of the rent due hereunder, Tenant shall be obligated to pay to Owner, an amount equal to the lesser of (i) three percent (3%) of Tenant's gross sales and (ii) fifty percent (50%) of the monthly installment of rent. Such amount shall be payable monthly and shall be due on the thirtieth (30th) day of each month for the immediately preceding month. Tenant shall continue to pay all other charges due under this Lease as provided herein.

     61. HOLDING OVER. If Tenant holds possession of the premises after the expiration or other termination of this Lease, Owner shall have the option, exercisable in writing within thirty (30) days after the date of termination as aforesaid, to treat Tenant as a trespasser, or as a Tenant by the month. If the Owner fails to make such election then the Tenant shall be deemed a trespasser, and commencing with the first day after the termination of the Lease, shall pay as damages to Owner 200% of the monthly installment of annual rent paid during the last month of the immediately preceding Term or Renewal Term, and in addition Owner shall be entitled to the benefit of all laws relating to the speedy recovery of the possession of land and tenements held over by Tenant, whether now or hereafter in force and effect.

     62. INDEMNIFICATION. A. Tenant covenants to indemnify and hold harmless Owner, Owner's managing agent, Owner's lenders and their respective employees, officers, directors and shareholders from and against all claims, and all costs, losses, expenses, and liabilities incurred in connection with such claims, including any action or proceeding brought thereon, arising from or as a result of any accident, injury, loss, or damage whatsoever caused to any natural person, or to the property of any person, alleged to have occurred on or about the Premises during the Term of this Lease.

     B. Owner covenants to indemnify and hold harmless Tenant, its employees, officers, directors and shareholders from and against all claims, and all losses, costs, expenses, and liabilities incurred in connection with such claims, including any action or proceeding brought thereon, to the extent the same arise from or as a result of any accident, injury, loss, or damage whatsoever caused to any natural person, or to the property of any person, alleged or proven to have occurred in or about the Building exclusive of the premises during the term of this Lease.

     63. OWNER'S INSURANCE. A. Owner shall maintain in force throughout the Term property insurance with respect to the Building in accordance with Owner's normal business practices with respect to all properties of Owner.

     B. Owner shall at all times during the Term keep in force a policy or policies of public liability insurance or an endorsement on a blanket liability insurance policy or policies, which policy, policies or endorsement shall provide that Tenant is named as additional insured, in accordance with Owner's normal business practices.

     C. Upon request, Owner shall deliver to Tenant a certificate of the insurer, certifying that such policy has been issued, providing the coverage required by this Article and containing provisions specified herein, together with evidence of payment of all applicable premiums. Any insurance required to be carried hereunder may be carried under a blanket policy covering the Building and other locations of Owner. The term "insurance policy" as used herein shall be deemed to include any extensions or renewals of any such insurance policy.

     D. Both parties shall obtain waivers of subrogation from their respective insurance carriers to the extent that such waivers are available at no additional cost.

     64. TENANT'S INSURANCE. Tenant may insure for the amount of any insurance required to be carried under this Lease by Tenant, (a) under any plan of self-insurance which it may from time to time have in force and effect provided it furnishes upon request evidence satisfactory to Owner and to Owners's lender or ground lessor of the existence of an insurance reserve adequate for the risks covered by such plan of self-insurance, or (b) under a blanket policy, or policies, covering other liabilities of Tenant and its subsidiaries, controlling or affiliated corporation, or (c) partly under such a plan of self-insurance and partly under such blanket policies.

     65. TERM. If the last day of the Term or a Renewal Term falls within the Holiday Deferral Period, the Term shall end on the first Business Day following such Period. This provision shall not apply to any Term or Renewal Term as to which an Early Termination Notice has been given, or otherwise extend this Lease in the event of a default or holding over by Tenant, but shall apply solely and exclusively to a circumstance in which the Lease will expire on its own terms during a Holiday Deferral Period.

     66. LAWS. Owner shall shall comply, at Owner's sole cost and expense, with all governmental laws, rules, regulations, and orders, with regard to : (a) requirements prior to the commencement date of this Lease; (b) the nature of the structure of the premises; and/or (c) Owner's failure to make any repairs required of Owner hereunder. If a fire sprinkler or any additional exits are ever required, the same shall be installed or constructed by Owner at Owner's sole cost and expense unless the same are required by reason of the change in manner or nature of Tenant's operations, as referred to in Paragraph 29.

     67. MEMORANDUM OF LEASE. Neither party shall record this Lease.

     68. NON-DISTURBANCE. Tenant's obligation to subordinate is subject and conditioned upon the following: that the mortgagee or holder involved will at all times and under all conditions including but not limited to any foreclosure or other repossession proceedings agree not to disturb Tenant's occupancy of the Premises under this Lease.

     69. PROHIBITION OF USE. If at any time after execution hereof until expiration or sooner termination of this Lease, Tenant is prohibited by any government law, rule or regulation from operating the premises as a cosmetic and fragrance store, Tenant shall have the right to terminate this Lease upon thirty
(30) days' prior written notice to Owner, whereupon this Lease shall terminate thirty (30) days after the giving of such notice.

     70. REPAIR AND MAINTENANCE. A. Subject to Paragraph 9 of this Lease, and to the extent that they directly affect the premises, Owner shall, at its sole cost and expense, maintain in good condition and repair (including any replacements thereof) the roof (including damages to the interior of the premises, and ceiling tiles damaged as a result of water leakage) skylights, gutters, down-spouts, storefront (excluding plate glass), floor slab, exterior walls, foundation, footings and all structural portions (both interior and exterior) of the premises. Owner shall also maintain the painting of the exterior walls of the premises and the Building.

     B. If the premises are part of an entire building containing general systems of electricity and plumbing, Tenant shall have no right to repair or, unless damaged by the actions or omissions of Tenant or its employees or invitees, responsibility for the same beyond the premises, nor for any portions thereof running through, in, or across the premises but not serving the same. Owner agrees to keep said general systems in repair so that the portions thereof which are a part of and serve the premises will function properly if such portions be kept in good condition and repair by Tenant.

     C. Owner covenants that it will promptly make and complete any repairs which are its obligation to make.

     D. Any work which Owner shall be permitted to do under this Lease to the premises or the Building shall be done in a good and workman-like manner in accordance with the law.

     E. Subject to the waivers of subrogation contained in this Lease, if any repair obligated to be performed by a party ("Obligated Party") under this Lease was caused by the negligence of the other ("Negligent Party"), the Obligated Party shall make such repair but the Negligent Party shall reimburse the Obligated Party for the cost of such repair to the extent that the same exceeds any insurance proceeds (plus the amount of any deductible or self-insurance) recoverable by the Obligated Party.

     F. In exercising any of Owner's rights of access or repair within the premises, Owner shall use reasonable efforts not: (i) materially to interfere with the conduct of Tenant's business, or (ii) make any installations within the sale area of the premises.

     71. RULES AND REGULATIONS. Notwithstanding anything contained in this Lease to the contrary any rules and regulations promulgated by the Owner shall not conflict with the express terms of this Lease and shall not adversely affect or increase the cost of the operation of Tenant's business. Owner shall not discriminate in the enforcement of the rules and regulations. Owner further acknowledges that the use and operations of PFC to date did not violate any of the Rules and Regulations incorporated in the Lease and that the continuance of such use and operations shall not be deemed to be a violation of such Rules and Regulations.

     72. BUILDING. Notwithstanding anything in this Lease to the contrary, any use of, changes or modifications to be made to the Building shall not, without Tenant's prior consent not to be unreasonably withheld or delayed (i) change the location, size or configuration of the premises, (ii) materially and adversely affect visibility, ingress or egress to the premises.

     73. SIGNS. Tenant shall have the right to install, at its cost and expense, any signs in the interior of the premises, provided that the same are professionally made and are not taped or attached to any window (except for credit emblems and store hours). Tenant shall not install any exterior sign without obtaining Owner's written consent, which consent shall not be unreasonably withheld or delayed; provided, however, Tenant shall be entitled to continue using all exterior signs being used as of the execution date by PFC.

     74. USE. Nothing herein contained shall require Tenant to open or operate any business in the premises as long as Tenant complies with this Lease.

     75. WAIVER OF DISTRAINT; TENANT FINANCING. Owner hereby waives, releases and relinquishes any and all liens upon and right of distraint, levy, attachment or recourse to (whether arising by virtue of statute, common law or otherwise) the trade fixtures, furnishings, signs, equipment, machinery, cash registers, point of sale terminals, inventory and personal property in the premises. Although the foregoing waiver, release and relinquishment shall be self-operative without the necessity for any further instrument or document, Owner hereby agrees , at Tenant's sale cost and expense, to furnish Tenant or any lessor, lender, vendor or other supplier under any lease, conditional sale, chattel mortgage or other security arrangement, any consignor, any holder of reserved title or any holder of a security interest, upon written request from time to time, waivers of Owner's liens upon and right to distraint, levy, attachment or recourse with respect thereto and exempting the same from distraint, levy, attachment or recourse.

     76. TITLE. Owner warrants that as of the date hereof it has good title to the premises.

     77. GOVERNING LAW. This Lease shall be governed by and construed in accordance with the laws of the State in which the demised premises are located. All references in the printed portion of this Lease to sections of New York Law shall be considered to be references to the counterpart provisions, if any, of the laws of the State in which the demised premises are located.


      IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner:                   ------------------------------------------

----------------------------------   ------------------------------------------


Witness for Tenant:                  ------------------------------------------

----------------------------------   ------------------------------------------

                                ACKNOWLEDGMENTS

 CORPORATE OWNER
 STATE OF NEW YORK, SS.:
 COUNTY OF

      On this          day of                   , 19      ,
 before me personally came
 to me known, who being by me duly sworn, did depose and say that he resides in
 that he is the                                of
 the corporation described in and which executed the foregoing instrument, as OWNER; that he knows the seal of said corporation; the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                             ---------------------------------------------------

 INDIVIDUAL OWNER
 STATE OF NEW YORK, SS.:
 COUNTY OF

      On this          day of                   , 19      ,
 before me personally came
 to be known and known to me to be the individual described in and who, as OWNER, executed the foregoing instrument and acknowledged to me that he executed the same.

                             ---------------------------------------------------

 CORPORATE TENANT
 STATE OF NEW YORK, SS.:
 COUNTY OF

      On this          day of                   , 19      ,
 before me personally came
 to me known, who being by me duly sworn, did depose and say that he resides in
 that he is the                                of
 the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                             ---------------------------------------------------

 INDIVIDUAL TENANT
 STATE OF NEW YORK, SS.:
 COUNTY OF

      On this          day of                   , 19      ,
 before me personally came
 to be known and known to me to be the individual described in and who, as TENANT, executed the foregoing instrument and acknowledged to me that he executed the same.

                             ---------------------------------------------------

 Dated: _____________________________________________________________     19____

 _______________________________________________________________________________
 Guarantor
 _______________________________________________________________________________
 Witness

 _______________________________________________________________________________
 Guarantor's Residence

 _______________________________________________________________________________
 Business Address

 _______________________________________________________________________________
 Firm Name

 STATE OF NEW YORK                          )     ss.:

 COUNTY OF                                    )

      On this          day of                   , 19      ,
 before me personally came
 to me known and known to me to be the individual described in, and who executed the foregoing Guaranty and acknowledged to me that he executed the same.

                             ---------------------------------------------------
                                                        Notary

                            IMPORTANT -- PLEASE READ

                   RULES AND REGULATIONS ATTACHED TO AND MADE
               A PART OF THIS LEASE IN ACCORDANCE WITH ARTICLE 35.

      1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress to and egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any tenant or by jobbers, or others in the delivery or receipt of merchandise, any hand trucks except those equipped with rubber tires and safeguards.

      2.

      3. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those which they were designated or constructed.

      4. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise, odors and/or vibrations or interfere in any way with other Tenants or those having business therein.

      5. Except to the extent presently existing, no sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of the Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant. Owner may remove same without any liability and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Signs on interior doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

      6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

      7. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations or the lease of which these Rules and Regulations are a part.

      8. Owner reserves the right to exclude from the building between the hours of 6 P.M. and 8 A.M. and at all hours on Sundays, and holidays all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such person.

      9.

      10. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, or explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

      11. Tenant shall not place a load on any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant at Tenant's expense in setting sufficient in Owner's judgment to absorb and prevent vibration, noise and annoyance.

      12. Refuse and Trash -- Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant shall pay all costs, expenses, fines, penalties or damages that may be imposed on Owner or Tenant by reason of Tenant's failure to comply with the provisions of this Building Rule 12, and, at Tenant's sole cost and expense, shall indemnify, defend and hold Owner harmless (including reasonable legal fees and expenses) from and against any actions, claims and suits arising from such non-compliance, utilizing counsel reasonably satisfactory to Owner.

 Address

 Premises
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                                       TO

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                                STANDARD FORM OF

                                     STORE
                                     LEASE

                    THE REAL ESTATE BOARD OF NEW YORK, INC.

                (COPYRIGHT)COPYRIGHT 1994. ALL RIGHTS RESERVED.
                  REPRODUCTION IN WHOLE OR IN PART PROHIBITED.

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 Dated                   19

 Rent Per Year

 Rent Per Month

 Term
 From
 To

 Drawn by _________________________________________________

 Checked by _______________________________________________

 Entered by _______________________________________________

 Approved by ______________________________________________

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